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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 31, 2006

                                  AXS-ONE INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                               13-2966911
(State or other jurisdiction            1-13591                 (IRS Employer
     of incorporation)          (Commission File Number)     Identification No.)

                301 ROUTE 17 NORTH, RUTHERFORD, NEW JERSEY 07070
          (Address of principal executive offices, including zip code)

                                 (201) 935-3400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 31, 2006, AXS-One Inc. (the "Company") entered into a Second Loan
Modification Agreement ("Second Modification Agreement") and an Intellectual
Property Security Agreement ("IP Security Agreement") with Silicon Valley Bank
(the "Bank") to amend and supplement its Amended and Restated Loan and Security
Agreement dated as of September 13, 2005 between the Company and the Bank, as amended by a First Loan Modification Agreement dated as of March 14, 2006 between the Company and the Bank (as amended, the "Loan Agreement").

Subject to certain borrowing base limitations and compliance with covenants, the
Second Modification Agreement serves (a) to amend the Loan Agreement by reducing the amount the Company may borrow on a revolving basis from (i) up to the lesser of (A) $4,000,000 or (B) 80.0% of the Eligible Accounts (as such term is defined in the Loan Agreement) to (ii) up to the lesser of (A) $2,000,000 or (B) 70.0%
of the Eligible Accounts (as such term is defined in the Loan Agreement), and
(b) as an agreement by the Bank to forbear from exercising its rights and remedies with respect to the default of the Company for failure to comply with certain financial covenants under the Loan Agreement at September 30, 2006.

The IP Security Agreement serves to supplement the Loan Agreement by including among the assets securing the Company's indebtedness to the Bank, a security interest in all of the Company's right, title and interest in, to and under its
Intellectual Property Collateral (as such term is defined in the IP Security
Agreement).

The foregoing descriptions of the Second Modification Agreement and the IP
Security Agreement do not purport to be complete and are qualified in their entirety by reference to the Second Modification Agreement and the IP Security
Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 hereof is incorporated by reference in this Item 2.03.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits - The following exhibits are filed as part of this report:

10.1  Second Loan Modification Agreement dated as of October 31, 2006 by and between the Company and Silicon Valley Bank.

10.2  Intellectual Property Security Agreement dated as of October 31, 2006 by and between the Company and Silicon Valley Bank.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AXS-ONE INC.

Date: November 6, 2006           By: /s/ Joseph P. Dwyer
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                                       Joseph P. Dwyer
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer